UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2007

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



  Nevada                          333-119034                    98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File          (IRS Employer Number)
        of                       Identification No.)
incorporation)


                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
                    Suite 600 - 666 Burrard St., Park Place,
                  Vancouver, British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Acquisition Agreement with Beijing Boran Pharmaceuticals Co. Ltd.


     On January 19, 2007, China Health Holdings, Inc. (the "Company") executed an Acquisition Definitive Agreement (the "Agreement") with Beijing Boran Pharmaceuticals Co. Ltd. ("Beijing Boran") pursuant to which the Company will acquire 65% of the total issued and outstanding shares of Beijing Boran (the "Shares"). In exchange for the Shares the Company shall pay a consideration of USD $3,000,000. The consideration was determined based upon a total revenue of 32,000,000 RMB ( " China Currency") (approximately USD$4,118,000) (the "Revenue Target") and assets of 58,511,000 RMB (approximately USD$7,530,000) for the year ended December 31, 2006 and revenue of $30,000,000 RMB (approximately USD$3,861,000 for the year ended December 31, 2005. The consideration shall be paid at the closing with USD$800,000 retained by the Company in the event that upon the completion of audited financial statements of Bejing Boran, the Revenue Target is not met. The consideration shall be reduced as agreed upon by the Company and Bejing Boran.


     The Agreement contemplates that the transaction will be completed at a closing to be held on the first business day after the closing conditions are met or waived (the "Closing Conditions"), or on a date agreed upon by the parties. The closing conditions include, but are not limited to: (i) the satisfactory completion by each party of a review of the business operations, finances, assets and liabilities of each party, (ii) delivery of such certificates and closing documents as each party's counsel may request, (iii) the approval of 65% shareholders of Beijing Boran and (iv) for Beijing Boran has granted the Company exclusive first refusal rights until the closing date of the transaction.


Beijing Boran was established in 2002 as a private pharmaceutical company in Beijing, PR China under Chinese Government Laws and Regulations. Beijing Boran engages in the businesses of developing, manufacturing and marketing various herbal-based pharmaceuticals drugs. Currently Beijing Boran has approximately 260 employees. Beijing Boran owns China-SFDA certified GMP pharmaceutical drug manufacturing facilities, and a total of thirty-one (31) China -SFDA certified herbal-based pharmaceutical drugs. Beijing Boran owns two patents that were approved by PR China Government as Patents No.: CN1660403 and CN1833675A. Beijing Boran owns 24,726 square meters lands in Beijing PR China. It also owns buildings occupying an additional 10,950 square meters. Beijing Boran also has 12 new pharmaceutical drugs which are being processed for further China -SFDA approval as new pharmaceutical drugs and has a pending patent application.


ITEM 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit Number  Description
--------------- ----------------------------------------------------------------
10.1 Acquisition Definitive Agreement by and between China Health Holding, Inc. and Beijing Boran Pharmaceuticals Co. Ltd dated as of January 19, 2007.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   China Health Holding, Inc.


Date: January 25, 2007             /s/ Julianna Lu
                                   ---------------
                                   Julianna Lu
                                   Chief Executive Officer

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